UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2024

FLORA GROWTH CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3230 W. Commercial Boulevard, Suite 180
 Fort Lauderdale, Florida, United States 33309
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	FLGC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 23, 2024, Flora Growth Corp. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") to report the completion of the first closing of the acquisition of TruHC Pharma GmbH ("TruHC").

As permitted under Item 9.01 of Form 8-K, this Amendment No. 1 to the Current Report on Form 8-K amends and supplements the Original Form 8-K solely to provide the historical financial statements and the unaudited pro forma condensed combined financial information required under Item 9.01 of Form 8-K within 71 calendar days after the date on which the Original Form 8-K was required to be filed.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements of TruHC required to be filed pursuant to Rule 3-05 of Regulation S-X are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K/A and incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information of the Company required to be filed in connection with the acquisition and disposition described in Item 2.01 in the Original Form 8-K is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated by reference herein.

(d) Exhibits

23.1	Consent of Davidson & Company related to the financial statements of TruHC Pharma GmbH
99.1	Audited Financial Statements of TruHC Pharma GmbH as of and for the year ended December 31, 2023
99.2	Unaudited Financial Statements of TruHC Pharma GmbH as of and for the three months ended March 31, 2024
99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORA GROWTH CORP.

Date: June 4, 2024	By:	/s/ Clifford Starke
	Name:	Clifford Starke
	Title:	Chief Executive Officer